UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Changes in Fiscal Year.

On July 19, 2017, the Board of Directors (the "Board") of Minerals Technologies Inc. (the "Company") amended the Company's By-Laws ("Amended and Restated Bylaws") to implement a "proxy access" provision.

Article II, Section 18 of the Amended and Restated Bylaws has been added to allow eligible shareholders to include their own nominees for director in the Company's proxy statement along with the candidates nominated by the Board. Pursuant to the proxy access provision, a shareholder or group of not more than 20 shareholders owning an aggregate of 3% or more of the Company's outstanding common stock continuously for at least three years may submit a limited number of candidates for election to the Board, not to exceed the greater of 2 directors or 20% of the number of directors then in office (rounding down to the nearest whole number), and subject to reduction in certain cases, and require the inclusion of such candidate(s) in the Company's proxy materials for the meeting at which such election will be held.  The nominating shareholder or group and each nominee must satisfy the eligibility, procedural and disclosure requirements for proxy access as specified in the Amended and Restated Bylaws, including that the Company receive notice of such nominations between 120 and 150 days prior to the anniversary of the date that the Company mailed its proxy statement for the prior year's annual meeting of stockholders.

The amendments to the Bylaws were effective upon adoption, with proxy access first being available to shareholders for the Company's 2018 Annual Meeting of Shareholders.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws of Minerals Technologies Inc., as amended and restated effective July 19, 2017, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits

		3.1	By-Laws of Minerals Technologies Inc., as amended and restated effective July 19, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel, Human Resources, Secretary and Chief Compliance Officer

Date: July 24, 2017

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

3.1	By-Laws of Minerals Technologies Inc., as amended and restated effective July 19, 2017.